UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     May 17, 2005
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                        BNP RESIDENTIAL PROPERTIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                       1-9496                 56-1574675
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


           301 S. College Street, Suite 3850
               Charlotte, North Carolina                         28202
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        (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code      (704) 944-0100
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                                     Total number of pages:  3
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Item. 8.01 Other Events.

         Effective May 17, 2005, BNP Residential Properties completed the refinance of Chason Ridge Apartments. We issued a $15.5 million fixed-rate note payable, secured by a deed of trust and assignment of rents of Chason Ridge Apartments. This loan provides for interest at 5.21%, with interest only payments during the first three years. We applied $11.5 million of the proceeds to retire an $11.5 million variable-rate note payable.

         On May 17, 2005, we issued a press release announcing and describing this transaction. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information included under Item 9.01 in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed "filed" with the Securities and Exchange Commission or incorporated by reference in any registration statement filed by us under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press release dated May 17, 2005, issued by BNP Residential
         Properties, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BNP Residential Properties, Inc.
                                  (Registrant)


May 18, 2005                         /s/ Pamela B. Bruno
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                                  Pamela B. Bruno
                                  Vice President, Treasurer and
                                  Chief Accounting Officer



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